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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

          California                   0-24230                  94-3021850
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(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                    44259 Nobel Drive
                   Fremont, California                              94538
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         (Address of principal executive offices)                (Zip Code)

                                 (510) 490-0719
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.05   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal
            Year

(a) On April 22, 2005, the Board of Directors (the "Board") of Fiberstars, Inc. (the "Company") amended Article III, Section 3.2 of the Company's Bylaws to decrease the exact number of directors fixed within Company's variable range from eight (8) to six (6) effective as of April 22, 2005, which amendment as of such date was ratified, affirmed and adopted by the Board by resolution upon motion duly made, seconded and carried at its regular meeting of the Board meeting held on April 22, 2005. The compete text of Section 3.2 of the Bylaws as so amended is set forth and reflected by the Certificate of Amendment of Bylaws dated April 27, 2005 filed herewith as Exhibit 3(ii).


Item 9.01   Financial Statements and Exhibits

         (c) Exhibits

         Exhibit No.   Description
         -----------   ---------------------------------------------------------
           3(ii)       Certificate of Amendment of Bylaws dated April 27, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 27, 2005

                                                  FIBERSTARS, INC.

                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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3(ii)       Certificate of Amendment of Bylaws dated April 27, 2005.